SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2005

CRYSTALIX GROUP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-29781 (Commission File Number)	65-0142472 (IRS Employer Identification No.)

1181 Grier Drive, Suite B, Las Vegas, Nevada 89119

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (702) 740-4616

5275 South Arville Street, Suite B-116, Las Vegas, Nevada 89118

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As of August 23, 2005, Oswaldus VanDam resigned as Assistant Secretary and a director of Crystalix Group International, Inc. (“Crystalix”). Mr. VanDam did not resign because of a disagreement with Crystalix on any matter relating to Crystalix’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYSTALIX GROUP INTERNATIONAL, INC.
August 25, 2005	By: /s/ Douglas E. Lee Douglas E. Lee, President

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